Exhibit 10.1



                      FIRST AMENDMENT TO REVOLVING LINE OF
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                         CREDIT AND TERM LOAN AGREEMENT
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     THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AND TERM LOAN AGREEMENT
(the "First Amendment") dated as of June 18, 1996, by and among CONSOLIDATED STAINLESS, INC., a Delaware corporation (the "Borrower"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, ("SunTrust") a national banking association, SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association (collectively, the "Lenders" and individually, a "Lender") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, the Lenders, and the Agent previously entered into that certain Revolving Line of Credit and Term Loan Agreement dated as of January 22, 1996 (the "Credit Agreement"); and

     WHEREAS, the Borrower has requested the Lenders to increase the aggregate amount of the Revolving Loan Commitment by $1,000,000.00 to the maximum aggregate principal amount of $18,000,000.00, to modify certain financial covenants set forth in the Credit Agreement and to otherwise modify certain terms of the Credit Agreement; and

     WHEREAS, the Lenders and the Agent have agreed to so increase the aggregate amount of the Revolving Loan Commitment and modify the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendments to the Credit Agreement.  The Credit
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Agreement is hereby amended as follows:

         (a) The definition of the term "Borrowing Base" as contained in Section
1.1 of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

         "'Borrowing Base' shall mean:
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              (a) until such time as the Term Loans have been paid in full, the greatest amount that may be borrowed or retained by the Borrower in respect of the Revolving Loans in the aggregate, with such maximum


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     amount to equal, at any date of calculation, the amount determined by adding together:

                  (i) eighty-five percent (85%) of the face value of Qualified Accounts; and

                  (ii) the lesser of (A) sixty-five percent (65%) of the Eligible Inventory Value of the Inventory, or (B) $16,000,000.00; provided,
                                                                       --------
     however, that the reliance on work-in-process Inventory shall not exceed
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     $2,000,000.00;

     and subtracting therefrom:

                  (iii) the principal balance then outstanding in respect of the Term Loan; or

              (b) after the Term Loans have been paid in full, the greatest amount that may be borrowed or retained by the Borrower in respect of the Revolving Loans in the aggregate, with such maximum amount to equal, at any date of calculation, the amount determined by adding together:

                  (i) eighty-five percent (85%) of the
     face value of Qualified Accounts; and

                  (ii) the lesser of (A) fifty percent (50%) of the Eligible Inventory Value of the Inventory or (B) $11,500,000.00; provided, however,
                                                             -----------------
     that the reliance on work-in-process Inventory shall not exceed $2,000,000.00;

     provided, however, that the Borrower shall not in any event be permitted to borrow or retain more than the Loan Limit, irrespective of the size of the Borrowing Base."

         (b) The definition of the term "Commitment Fees" as contained in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

         "'Commitment Fees' shall mean the one-time, non-refundable fees paid by
           ---------------
         the Borrower to the Agent for the Loans as follows: (a) $10,000.00 for the initial extension of the Revolving Loan, which was paid on the Closing Date; (b) $17,500.00 for the Term Loan, which was paid on the Closing Date; and (c) $5,000.00 for the $1,000,000.00 increase to the aggregate Revolving Loan Commitment, payable on the date of the closing of such increase."

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         (c) The definition of the term "Loan Limit" as contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

         "'Loan Limit' shall mean the greatest principal balance permitted to be
           ----------
         outstanding at any time as Revolving Loans, such amount never to exceed the lesser of (a) $18,000,000.00 or (b) the Borrowing Base."

         (d) The definition of the term "Revolving Loan Commitment" as contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

         "'Revolving Loan Commitment' shall mean, at any time for any Lender,
           -------------------------
         the amount of such Lender's commitment for Revolving Loans, aggregating up to $18,000,000.00 as to all such Lenders, which are set forth opposite such Lender's name on the signature pages hereof, as the same may be decreased from time to time as a result of any reduction thereof pursuant to Section 2.7 hereof, any assignment thereof pursuant to
         Section 11.6 hereof, or any amendment thereof pursuant to Section 11.2 hereof."

         (e) Section 4.5(c) of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

              "(c) Commitment Fees. Borrower shall pay to Agent, when due, the
                   ---------------
         Commitment Fees, all of which Commitment Fees are for the account of and distribution of the respective Pro Rata Share to each Lender."

         (f) Paragraphs (a), (b) and (d) of Section 7.8 of the Credit Agreement are hereby deleted in their entirety and, in lieu thereof, there is substituted the following:

              "(a) Total Liabilities to Tangible Net Worth Ratio. The Borrower's
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         Total Liabilities to Tangible Net Worth Ratio shall not exceed (i)
         7.00:1 as at June 30, 1996, (ii) 6.00:1 as at September 30, 1996 and
         (iii) 3.00:1 as at fiscal year end 1996 and all times thereafter, tested quarterly; provided, however, if the Borrower completes a private placement of subordinated debt by September 30, 1996 and raises at least $10,000,000 through such placement, the Borrower's Total Liabilities to Tangible Net Worth Ratio shall not exceed 3.25:1 as at September 30, 1996.

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              (b) Funded Debt to EBITDA. The Borrower's Funded Debt to EBITDA
                  ---------------------
         Ratio shall not exceed (i) 7.75:1 as at June 30, 1996, (ii) 7.00:1 as at September 30, 1996 and (iii) 5.00:1 as at December 31, 1996 and at all times thereafter, tested quarterly, calculated on a rolling four-quarter basis.

              (d) Interest Coverage Ratio. The Borrower's Interest Coverage
                  -----------------------
         Ratio shall not exceed (i) 1.5:1 as at June 30, 1996, (ii), 1.40:1 as at September 30, 1996 and (ii) 1.50:1 as at fiscal year end 1996 and all times thereafter, tested quarterly, calculated on a rolling four-quarter basis. "

         (g) Section 8.21 of the Credit Agreement is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

              "Section 8.21 Capital Expenditures. Without the prior written
                            --------------------
         consent of the Agent and the Required Lenders, expend, in any fiscal year, in excess of $500,000.00 in the aggregate for capital assets other than those expenditures disclosed to the Agent in the 1996 Capital Expenditures Budget. The Borrower will seek and must obtain the prior written consent of the Agent and the Required Lenders for each individual capital expenditure in excess of $100,000.00 and any such expenditures consented to by the Agent and the Required Lenders shall not count against the $500,000.00 limitation described in the preceding sentence."

         (h) The Revolving Loan Commitments of the Lenders shown on the signature pages to the Credit Agreement shall be amended as follows:

         Lender                 Revolving Loan Commitment
         ------                 -------------------------

         SunTrust               $10,800,000.00
         SouthTrust             $ 7,200,000.00

     2. Revolving Credit Notes. Borrower has executed new Revolving Credit
        ----------------------
Notes, in the form of Exhibit "A" attached to the Credit Agreement, dated of even date herewith, in favor of the Lenders.

     3. Consent to Acquisition of TFCMI. The Credit Agreement requires the
        -------------------------------
Borrower to obtain the consent of the Required Lenders to the acquisition of any new Subsidiary. The Lenders hereby conditionally approve the Borrower's intended acquisition of Twenty First Century Metals, Inc. ("TFCMI"), subject to the following:

         (a) the receipt and satisfactory review by the Lenders of the contract for such purchase;


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         (b) the compliance by TFCMI with the provisions of Section 7.10 of the
Credit Agreement simultaneously with or as soon as possible after the acquisition, but in no event later than thirty (30) Days after the consummation of the acquisition (including, without limitation, joinder in the Credit Agreement, the Contribution Agreement, the Subsidiary Guaranty Agreement and the Security Agreement and the execution and delivery of appropriate UCC Financing Statements);

         (c) the payment in full of any existing indebtedness of TFCMI to other lenders for borrowed money and the granting of and perfection of a first priority security interest in all the assets of TFCMI to the Lenders within ninety (90) days after the completion of the acquisition; and

         (d) the merger of TFCMI into the Borrower within ninety (90) Days after the consummation of the acquisition.

The Borrower hereby acknowledges and agrees that the assets of TFCMI shall not be included in the Borrowing Base until the Lenders have a valid, perfected first priority security interest therein and such assets are otherwise eligible to be included in the Borrowing Base.

     4. Consent to Subordinated Debt. The Credit Agreement requires the Borrower
        ----------------------------
to obtain the consent of the Required Lenders to any new Subordinated Debt. The Lenders hereby conditionally approve the Borrower's intended private placement of subordinated debt in the amount of $10,000,000, subject to the review and approval of the terms and conditions thereof by the Lenders. The Borrower shall complete a subordinated debt/equity offering, yielding at least $10,000,000 to the Borrower, by December 31, 1996, the proceeds of which shall be used by the Borrower to reduce its indebtedness for borrowed money, including the borrowings under the Revolving Loans.

     5. Waiver of Covenant Defaults. The Borrower is currently in default of the
        ---------------------------
Total Liabilities to Tangible Net Worth Ratio and the Funded Debt to EBITDA Ratio requirements set forth in the Credit Agreement for the fiscal quarter ended March 31, 1996. The Lenders hereby waive such defaults.

     6. Conditions to Effectiveness. The effectiveness of this First Amendment
        ---------------------------
is subject to the satisfaction of the following conditions:

         (a) The Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Agent:

              (i)    the duly executed counterparts of this
     First Amendment;


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              (ii) the duly executed Revolving Notes evidencing the increased
     Revolving Loan Commitments;

              (iii) a Certificate of the Secretary or Assistant Secretary of the Borrower, (A) certifying the name, title and true signature of each officer of the Borrower executing the First Amendment and the Notes and (B) attaching and certifying copies of the Resolutions of the Board of Directors of the Borrower, authorizing as applicable the increased borrowing and the execution, delivery and performance of the First Amendment and the Notes;

              (iv) the favorable opinion of counsel to the Borrower, in a form acceptable to the Agent and addressed to the Agent and each of the Lenders;

              (v) receipt of the most recent annual audited financial statements and quarterly financial statements of the Borrower and its Subsidiaries, on a consolidated basis, and the absence of any change in the financial condition of the Borrower and its Subsidiaries as reflected in such financial statements which would have a Materially Adverse Effect.

         (b) In addition, the following conditions shall have been satisfied or shall exist:

              (i) there shall exist no Default or Event of Default;

              (ii) all representations and warranties contained in the Credit Agreement shall continue to be true and correct in all material respects except those which are made as of a specific date; and

              (iii) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of the Borrower, threatened which reasonably could be expected to have a Materially Adverse Effect.

         (c) Receipt by the Agent of a commitment fee in the amount of $5,000.00 for the increase to the Revolving Loan Commitment.

     7. Counterparts. This First Amendment may be executed in any number of
        ------------
counterparts, each of which shall be deemed an original and shall be binding upon all parties, their successors and permitted assigns, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.


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     8. Capitalized Terms. All capitalized terms contained herein shall have the
        -----------------
meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or enlists different meanings as separately assigned to said terms herein.

     9. Ratification of Credit Documents; Miscellaneous. The Credit Agreement,
        -----------------------------------------------
as amended hereby, and all of the other Credit Documents, shall remain in full force and effect and this First Amendment shall not be deemed a novation. Each and every reference to the Credit Agreement and the other Credit Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment. The Borrower hereby acknowledges and represents that the Credit Agreement and the other Credit Documents are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or rights of set-off whatsoever except that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws and the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity).

     10. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
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WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO
CONFLICT OF LAW PRINCIPLES.

     11. Counterparts. This First Amendment may be executed in any number of
         ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

                                BORROWER:

Signed, sealed and delivered    CONSOLIDATED STAINLESS, INC.
in the presence of:


/s/ John                        By: /s/ Stephen A. Weiss,
- -------------------------------    -------------------------------
Signature of Witness               Stephen A. Weiss,
                                   Vice President-
  John                             Administration
- -------------------------------
Print Name of Witness


/s/ Anthony J. Marsico          (CORPORATE SEAL)
- -------------------------------              ALAN E. MANSFIELD
Signature of Witness                 Notary Public, State of New York
                                              No. 31-4701562
    Anthony J. Marsico                 Qualified in New York County
- -------------------------------    Commission Expires September 30, 1997
Print Name of Witness

                                        /s/ Alan E. Mansfield

                                        7

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                                LENDERS:

                                SUNTRUST BANK, CENTRAL
                                FLORIDA, NATIONAL ASSOCIATION


                                By:__________________________
                                   W. Clifton Bargeron,
                                   Assistant Vice President


                                SOUTHTRUST BANK OF ALABAMA,
                                NATIONAL ASSOCIATION


                                By:__________________________
                                   Name:_____________________
                                   Title:____________________



                                        8


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                       AFFIDAVIT OF OUT-OF-STATE DELIVERY
                       ----------------------------------


STATE OF GEORGIA

COUNTY OF FULTON

     I, Susie Pilcher, being first duly sworn, upon my oath, depose and say:

     1. That I am a Administrative Assistant of SunTrust Bank, Atlanta.

     2. That on the 20th day of June, 1996, I received via Federal Express, that certain First Amendment to Revolving Line of Credit and Term Loan Agreement (The "First Amendment") dated June 18, 1996 by and among Consolidated Stainless, Inc. as the Borrower (the "Borrower") and SunTrust Bank, Central Florida, National Association, individually and as Agent, and Southtrust Bank of Alabama, National Association (collectively, the "Leners") as the Lenders.

     3. That, I accepted delivery of the First Amendment on behalf of the Lenters in Atlanta, Georgia.



                                   /s/ Susie Pilcher
                                ------------------------------
                                Name:  Susie Pilcher
                                Title: Administrative Assistant

     Subscribed and sworn before me this 20th day of June, 1996.


                                    /s/ Sherry L. Sikes
                       --------------------------------------------------
                       Signature of Notary Public - State of Georgia

                                        Sherry L. Sikes
                       --------------------------------------------------
                       Print, Type or Stamp Commissioned Name of Notary
                       Public
                       Personally Known:__X__ or Produced
                              Identification:______
                       Type of Identification:___________________________

                                 (NOTARIAL SEAL)

                                        Notary Public, Henry County, Georgia
                                        My Commission Expires March 6, 2000